                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE:    Aerovox, Inc.                                CASE NO:  01-14680jnf
                                                       JUDGE:     Joan N. Feeney


DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING MAY 25, 2002 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing APRIL 28, 2002 and ending MAY 25, 2002 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages

1 - 6     Monthly Reporting Questionnaire (Attachment 1)

7 - 8     Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9       Summary of Accounts Receivable (Form OPR-3)

10-11     Schedule of Post-petition Liabilities (Form OPR-4)

 12       Income Statement (Form OPR-5)

 13       Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  June 20, 2002
       -------------
                                     DEBTOR(S)-IN-POSSESSION

                                     By:
                                         --------------------------------------
                                                     (Signature)

                                         --------------------------------------
                                                     (Signature)

                                     Name & Title:   F. Randal Hunt
                                                     --------------
                                                     CFO & Sr. Vice President
                                                     ---------------------------
                                     Address:        167 John Vertente Blvd.
                                                     ---------------------------
                                                     New Bedford, MA  02745
                                                     ---------------------------
                                     Telephone:      (508) 910-3200
                                                     ---------------------------

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                       Page 1


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  May 25, 2002





1. Payroll: State the amount of all executive wages paid and taxes withheld -------- and paid.

                                                   Wages Paid                 Taxes Withheld
                                                -----------------            ----------------
Name and Title of Executive                     Gross         Net            Due         Paid
---------------------------                     -----         ---            ---         ----
Robert D. Elliott   CEO & President            23,077       14,318            0         7,456

F. Randal Hunt      CFO & Sr. Vice             11,923        7,234            0         3,796
                    President

Martin Hudis        Sr. VP Technology          15,385        8,566            0         4,194

TOTALS                                         50,385       30,118            0        15,446

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                       Page 2


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  May 25, 2002




2.   Insurance:     Is workers' compensation and other insurance in effect? Yes
     ----------     Are payments current?  Yes
                    If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

                                              Coverage
                                       --------------------      Expiration           Date
Type                Carrier Name       Amount      Policy #         Date        Premium Coverage
----                ------------       ------      --------         ----        ----------------
Homeowners          NONE

Rental Property     NONE

Liability           See Attached

Vehicle

Workers             See Attached
Compensation

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                       Page 3


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  May 25, 2002




3. Bank Accounts
   -------------

                                          Payroll          Operating         Operating        Savings       Debit Card
                                          -------          ---------         ---------        -------       ----------
Bank Name                                 Citizens          Citizens           Fleet         Citizens         Citizens
Account #                               110315-944-2      1103-159-450      9429117763      1133886865       1103159469
Beginning Book Balance                      15494.50        1336322.16       159984.51               0          1888.55
Plus: Deposits                             499580.36        4096266.96      3701581.43               0                0
Less: Disbursements                       -505898.74       -4540357.64                       -25414.46         -1956.96
Other: Transfers In/Out                            0                 0     -3663427.88      1500000.00          2000.00
                                        ------------      ------------     -----------      ----------       ----------
Ending Book Balance                          9176.12         892231.48       198138.06      1474585.54          1931.59



3. Bank Accounts-continued
   -----------------------


                                           Savings         Checking          Payroll                    TOTALS
                                           -------         --------          -------                    ------
Bank Name                                  Citizens          Keybank          Fleet
Account #                                 1103159507        19968100261       005119-1739
Beginning Book Balance                    2000000.00                  0                 0               3,513,689.72
Plus: Deposits                                     0                                    0               8,297,428.75
Less: Disbursements                                                   0                 0              -5,073,627.80
Other: Transfers In/Out                            0                  0                                -2,161,427.88
                                        ------------        -----------       -----------              -------------
Ending Book Balance                       2000000.00                  0                 0               4,576,062.79


                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                       Page 4


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  May 25, 2002



4. Post-petition Payments: List any post-petition payments to professionals ----------------------- and payments on post-petition debts in the schedule below (attach separate sheet if necessary).



    Payments To/On                     Amount          Date        Check #
    --------------                     ------          ----        -------
    Professionals (attorneys,
    accountants, etc.)

    Argus Management                 2,146.60        04/30/02      Wire Transfer
    Argus Management                13,590.60        05/07/02      Wire Transfer
    Argus Management                 3,852.80        05/21/02      Wire Transfer



    Pre-petition debts:      None

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                       Page 5


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  May 25, 2002


                                                                             Coverage
                                                                     --------------------------          Expiration
          Type                      Carrier Name                     Amount           Policy #        Premium Coverage
          ----                      ------------                     ------           --------        ----------------
Umbrella Liability        Royal Insurance Co. of America           44,010,000     PLA3793390001      12/31/01-12/31/02

Flood Ins                 National Flood Ins. Program              1,000,000      3000240294         03/07/02-03/07/03

Int'l Property            American & Foreign Ins. Co.             15,115,000      AIB0095150001      12/31/01-12/31/02

Int'l General Liability   American & Foreign Ins. Co.             $2,000,000      AIB95150001        12/31/01-12/31/02
                                                             aggregate limit

Int'l Auto                American & Foreign Ins. Co.         $1,000,000 CSL      AIB5150001         12/31/01-12/31/02

Domestic Property         Affiliated FM Ins Co                    89,112,103      AL219              12/31/01-12/31/02

Domestic Auto             American & Foreign Ins. Co.              3,038,000      AMHX184690         12/31/01-12/31/02

General Liability &       American & Foreign Ins. Co.              7,110,000      AST1127530001      12/31/01-12/31/02
Employee Benefits
Liability

D&O                       Federal Ins. Co.                         7,500,000      81303380E          12/31/01-07/01/02

*Workers Comp             Fidelity & Dep. (Fid. Bond)              2,800,000      #LPM 33508503      Bond still in
                                                                                                     place for
                                                                                                     prev. open claims

Workers Comp              Aim Mutual Ins. Co.                      1,500,000      WCC500044901-2001  11/01/01-12/31/02

*Employee H&W Benefits    BCBS                                     2,000,000      #0004119           01/01/02-12/31/02

                          Medical Claims                                          #MLN00374

                          Delta Dental                                            #1128

Workers Comp              Security Ins Co of Hartford              1,500,000      NNE10058500        10/01/01-10/01/02
                          (AL & TX)

Errors & Omissions        Royal & SunAlliance Ins. Co.            $2,000,000      ALB001539          12/31/01-12/31/02
                                                             aggregate limit

Mexico Property           Seguros Commercial America             $17,388,352      QR100496           12/31/01-12/31/02

Mexico General Liability  Seguros Commercial America                $100,000      LR100072           12/31/01-12/31/02
                                                                   aggregate

Executive Protection      Federal Ins. Co.                                        81595611B          07/19/01-07/19/02
                                                                  $1,000,000
                                                                       limit
